DEBENTURES - RELATED PARTIES (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Convertible Debentures	$ 0	$ 434,192
Debt Discount, net of accretion	0	(17,720)
Convertible Debentures- related parties	0	416,472
Less: Current Portion	0	(391,472)
Total long-term debentures - related parties	0	25,000
Debt - Related Party [Member]
Convertible Debentures	0	25,000
LOC Convertible Debenture [Member]
Convertible Debentures	$ 0	$ 409,192